UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 9, 2022
Date of Report (Date of earliest event reported)

Flotek Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13270	90-0023731
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8846 N. Sam Houston Parkway W.,
Houston, TX 77064
(Address of principal executive office and zip code)

(713) 849-9911
(Registrant’s telephone number, including area code)

(Not applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Exchange on which registered
Common Stock, $0.0001 par value	FTK	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 9, 2022, Flotek Industries, Inc. (the “Company”) held a special meeting of stockholders (the “Meeting”) to vote to approve the recently-announced contract expansion with ProFrac Holdings, LLC, the related issuance of convertible debt, and other related matters. At the Meeting, the stockholders voted to (1) approve the transactions contemplated by the Securities Purchase Agreement with ProFrac Holdings, LLC dated February 16, 2022 (the “Securities Purchase Agreement”), (2) authorize the board of directors of the Company to increase the authorized common stock of the Company by 100,000,000 shares, (3) authorize the board of directors to enact a reverse split of the Company’s common stock at a ratio between one to two and one to four and (4) allow the Company to adjourn the Meeting in order to solicit additional proxies.

    A total of 44,002,015 shares of common stock of the Company attended the Meeting by proxy or in person, representing 57.41% of the Company’s outstanding common stock entitled to vote as of April 4, 2022, the record date. The results of the voting were as follows:

Proposal 1: Approval of Transactions Contemplated by the Securities Purchase Agreement, Including the Issuance and Sale of 10% Convertible PIK Notes of the Company and the Issuance of the Shares of Common Stock of the Company Issuable upon the Conversion of such 10% Convertible PIK Notes.

For	Against	Abstain
43,280,591	685,554	36,870

Proposal 2: Authorization of Amendment to Amended and Restated Certificate of Incorporation of the Company to Increase Authorized Shares of Common Stock

For	Against	Abstain
43,302,359	680,983	18,673

Proposal 3: Authorization of a Reverse Stock Split of our Outstanding Shares of Common Stock

For	Against	Abstain
39,585,514	4,277,552	138,949

Proposal 4: Adjournment of the Special Meeting

For	Against	Abstain
40,386,659	3,253,428	361,928

Given the shareholder approval of the above proposals, the Company intends to move to close the transactions under the Securities Purchase Agreement, including (1) the expansion amendment to the Chemical Products Supply Agreement with ProFrac Services LLC dated February 2, 2022 to increase the minimum baseline to 30 hydraulic fracturing fleets and the term to ten years, and (2) the issuance of the convertible notes contemplated thereunder.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOTEK INDUSTRIES, INC.

Date: May 9, 2022	/s/ Nicholas J. Bigney
	Name:	Nicholas J. Bigney
	Title:	Senior Vice President, General Counsel & Chief Compliance Officer